Exhibit 4.10

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”), dated as of September 1, 2018, by Interval Acquisition Corp., a Delaware corporation (the “ILG Borrower”), to the Credit Agreement dated as of August 31, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “MVW Borrower” or the “ Borrower Representative”) on and after the ILG Joinder Date, Interval Acquisition Corp., a Delaware corporation (the “ILG Borrower” and, together with the MVW Borrower, the “Borrowers”), each Lender from time to time party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. MVWC, the Borrower Representative, the Lenders and the Administrative Agent have entered into the Credit Agreement whereby the Lenders have agreed to provide certain credit facilities and financial accommodations to the Borrowers thereunder.

C. The ILG Borrower desires that the ILG Borrower join the Credit Agreement as a “Borrower” thereunder.

Accordingly, the Administrative Agent and the ILG Borrower agree as follows:

SECTION 1. Credit Agreement; Representations and Warranties. The ILG Borrower by its signature below becomes a Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if originally named therein as a Borrower and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Borrower thereunder and hereby becomes, jointly and severally, for all purposes, and with all rights and obligations of, a Borrower under the Credit Agreement and the other Loan Documents. The ILG Borrower hereby (a) agrees to all the terms and provisions of the Credit Agreement and other Loan Documents applicable to it as a Borrower thereunder and (b) represents and warrants that the representations and warranties made by it as a Borrower under the Credit Agreement and the other Loan Documents, each of which is hereby incorporated herein by reference, are true and correct on and as of the date hereof and the Administrative Agent, the Collateral Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein. Each reference to a “Borrower” in the Credit Agreement and the other Loan Documents shall be deemed to include the ILG Borrower. The Credit Agreement is hereby incorporated herein by reference. For the avoidance of doubt, this Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

SECTION 2. Covenants. The ILG Borrower hereby covenants and agrees with the Administrative Agent, the Collateral Agent and each other Secured Party that, from and after the date of this Agreement until the Maturity Date, the ILG Borrower shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article VI or Article VII of the Credit Agreement and so that no Default or Event of Default is caused by any act or failure to act of the ILG Borrower.

SECTION 3. No Default. The ILG Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing or would result from the ILG Borrower becoming a Borrower.

SECTION 4. Due Authorization, Execution and Delivery. The ILG Borrower represents and warrants to the Agents and the Lenders that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Administrative Agent shall have received a counterpart of this Agreement that bears the signature of the ILG Borrower, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication (including “.pdf” or “.tiff” files) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 6. Schedules. The information set forth in Annex 1 is hereby added to the information set forth in the corresponding Schedules to the Credit Agreement.

SECTION 7. No Waiver. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of any of the Loan Documents. Except as expressly modified hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect.

SECTION 8. Further Assurances. The ILG Borrower agrees to execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably require to carry out more effectively the purposes of this Agreement.

SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. SUBMISSION TO JURISDICTION; WAIVERS. THE PROVISIONS OF SECTION 10.14 AND SECTION 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS, AND APPLY WITH LIKE EFFECT TO THIS AGREEMENT.

SECTION 11. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement.

SECTION 13. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 11. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the ILG Borrower and shall inure to the benefit of the Administrative Agent, the Collateral Agent and the other Secured Parties and their respective successors and assigns except that the ILG Borrower may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Collateral Agent or as otherwise permitted by the Credit Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the ILG Borrower and the Administrative Agent have duly executed this Joinder Agreement to the Credit Agreement as of the day and year first above written.

INTERVAL ACQUISITION CORP., as the ILG Borrower
By:	/s/ John E. Geller, Jr.
Name:	John E. Geller, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Mohammad Hasan
	Name:	Mohammad Hasan
	Title:	Executive Director

[Signature Page to Joinder Agreement]

ANNEX 1

Schedules to Credit Agreement

[Attached.]

Schedule 1.01A

Guarantors

	Guarantor Name	Jurisdiction
1.	Aqua Hospitality LLC	Delaware
2.	Aqua Hotels & Resorts, LLC	Hawaii
3.	Aqua Hotels and Resorts Operator LLC	Delaware
4.	Aqua Hotels and Resorts, Inc.	Delaware
5.	Aqua Luana Operator LLC	Hawaii
6.	Aqua-Aston Holdings, Inc.	Delaware
7.	Aqua-Aston Hospitality, LLC	Hawaii
8.	Aston Hotels & Resorts Florida, LLC	Florida
9.	Beach House Development Partnership	Florida
10.	CDP GP, Inc.	Delaware
11.	CDP Investors, L.P.	Delaware
12.	Cerromar Development Partners GP, Inc.	Delaware
13.	Cerromar Development Partners, L.P., S.E.	Delaware
14.	Coconut Plantation Partner, Inc.	Florida
15.	Data Marketing Associates East, Inc.	Florida
16.	Diamond Head Management LLC	Hawaii
17.	Flex Collection, LLC	Florida
18.	FOH Holdings, LLC	Delaware
19.	FOH Hospitality, LLC	Delaware
20.	Grand Aspen Holdings, LLC	Delaware
21.	Grand Aspen Lodging, LLC	Delaware
22.	Hawaii Vacation Title Services, Inc.	Hawaii

	Guarantor Name	Jurisdiction
23.	Hotel Management Services LLC	Hawaii
24.	HPC Developer, LLC	Delaware
25.	HT-Highlands, Inc.	Delaware
26.	HTS-BC, L.L.C.	Delaware
27.	HTS-Beach House Partner, L.L.C.	Delaware
28.	HTS-Beach House, Inc.	Delaware
29.	HTS-Coconut Point, Inc.	Delaware
30.	HTS-Ground Lake Tahoe, Inc.	Delaware
31.	HTS-Key West, Inc.	Delaware
32.	HTS-KW, Inc.	Delaware
33.	HTS-Lake Tahoe, Inc.	Delaware
34.	HTS-Loan Servicing, Inc.	Delaware
35.	HTS-Main Street Station, Inc.	Delaware
36.	HTS-Maui, L.L.C.	Delaware
37.	HTS-San Antonio, Inc.	Delaware
38.	HTS-San Antonio, L.L.C.	Delaware
39.	HTS-San Antonio, L.P.	Delaware
40.	HTS-Sedona, Inc.	Delaware
41.	HTS-Sunset Harbor Partner, L.L.C.	Delaware
42.	HTS-Windward Pointe Partner, L.L.C.	Delaware
43.	HV Global Group, Inc.	Delaware
44.	HV Global Management Corporation	Delaware
45.	HV Global Marketing Corporation	Florida
46.	HVO Key West Holdings, LLC	Florida

	Guarantor Name	Jurisdiction
47.	IIC Holdings, Incorporated	Delaware
48.	ILG, LLC	Delaware
49.	ILG Management, LLC	Florida
50.	ILG Shared Ownership, Inc.	Delaware
51.	Interval Acquisition Corp.	Delaware
52.	Interval Holdings, Inc.	Delaware
53.	Interval International, Inc.	Florida
54.	Interval Resort & Financial Services, Inc.	Florida
55.	Interval Software Services, LLC	Florida
56.	Kai Management Services LLC	Hawaii
57.	Kauai Blue, Inc.	Delaware
58.	Key Wester Limited	Florida
59.	Lagunamar Cancun Mexico, Inc.	Florida
60.	Management Acquisition Holdings, LLC	Delaware
61.	Maui Condo and Home, LLC	Hawaii
62.	Pelican Landing Timeshare Ventures Limited Partnership	Delaware
63.	REP Holdings, Ltd.	Hawaii
64.	Resort Management Finance Services, Inc.	Florida
65.	Resort Sales Services, Inc.	Delaware
66.	RQI Holdings, LLC	Hawaii
67.	S.O.I. Acquisition Corp.	Florida
68.	Scottsdale Residence Club, Inc.	Florida
69.	Sheraton Flex Vacations, LLC	Florida

	Guarantor Name	Jurisdiction
70.	St. Regis New York Management, Inc.	Florida
71.	St. Regis Residence Club, New York Inc.	Florida
72.	Vacation Ownership Lending GP, Inc.	Delaware
73.	Vacation Ownership Lending, L.P.	Delaware
74.	Vacation Title Services, Inc.	Florida
75.	VCH Communications, Inc.	Florida
76.	VCH Consulting, Inc.	Florida
77.	VCH Systems, Inc.	Florida
78.	Vistana Acceptance Corp.	Florida
79.	Vistana Aventuras, Inc.	Florida
80.	Vistana Development, Inc.	Florida
81.	Vistana Hawaii Management, Inc.	Hawaii
82.	Vistana Management, Inc.	Florida
83.	Vistana MB Management, Inc.	South Carolina
84.	Vistana Portfolio Services, Inc.	Florida
85.	Vistana PSL, Inc.	Florida
86.	Vistana Residential Management, Inc.	Florida
87.	Vistana Signature Experiences, Inc.	Delaware
88.	Vistana Signature Network, Inc.	Delaware
89.	Vistana Vacation Ownership, Inc.	Florida
90.	Vistana Vacation Realty, Inc.	Florida
91.	Vistana Vacation Services Hawaii, Inc.	Hawaii
92.	VOL GP, Inc.	Delaware

	Guarantor Name	Jurisdiction
93.	VOL Investors, L.P.	Delaware
94.	VSE Development, Inc.	Florida
95.	VSE East, Inc	Florida
96.	VSE Mexico Portfolio Services, Inc.	Florida
97.	VSE Myrtle Beach, LLC	South Carolina
98.	VSE Pacific, Inc.	Florida
99.	VSE Trademark, Inc.	Florida
100.	VSE Vistana Villages, Inc.	Florida
101.	VSE West, Inc.	Florida
102.	Westin Sheraton Vacation Services, Inc.	Florida
103.	Windward Pointe II, L.L.C.	Delaware
104.	Worldwide Vacation & Travel, Inc.	Florida
105.	WVC Rancho Mirage, Inc.	Delaware

Schedule 1.01B

Excluded Subsidiaries

	Subsidiary Name	Jurisdiction
1.	Great Destinations, Inc.	Nevada
2.	GDVI, LLC	Delaware
3.	XYZII, Inc.	Washington
4.	Meridian Financial Services, Inc.	North Carolina
5.	Meragon Financial Services, Inc.	North Carolina
6.	Trading Places International, Inc.	California
7.	Paradise Vacation Adventures, LLC	Hawaii
8.	TPI Management - Canada Inc	British Columbia
9.	Vacation Resorts International	California
10.	VRI-ORE, LLC	Utah
11.	Owners’ Resorts and Exchange, Inc	Utah
12.	Aqua - Aston Hospitalidad, Limitada	Costa Rica
13.	Organización Interval International, C.A.	Venezuela
14.	Worldex Corporation	Florida
15.	ILG International Holdings, Inc.	Florida
16.	Interval Leisure Group UK Holdings Limited	England & Wales
17.	ILG Lux Holdings S.a.r.l.	Luxembourg
18.	ILG Lux Holdings II S.a.r.l	Luxembourg
19.	ILG Lux Finance S.a.r.l.	Luxembourg

	Subsidiary Name	Jurisdiction
20.	FMRH Limited	Isle of Man
21.	Interval Leisure Group UK Holdings (No.2) Limited	England & Wales
22.	Interval UK Holdings Limited	England & Wales
23.	Interval International Limited	England & Wales
24.	Interval International Greece Ltd.	Greece
25.	Interval International Singapore (Pte) Ltd	Singapore
26.	Aqua-Aston Management Holdings, LLC	Delaware
27.	Interval Leisure Group Management Limited	England & Wales
28.	VRI Europe Limited	England & Wales
29.	VRI Management Canarias S.L.	Spain
30.	VRI Management España S.L.	Spain
31.	Resort Solutions Holdings Limited	England & Wales
32.	Resort Solutions Limited	England & Wales
33.	Interval Vacation Exchange, LLC	Delaware
34.	Interval Vacation Exchange S.A.	Spain
35.	Interval International Italia SRL	SRL
36.	Interval International Finland Oy	Finland
37.	Interval International GmbH	Germany
38.	Intervalo International Prestacao de Servicos Lda	Portugal
39.	Interval International Overseas Holdings, LLC	Florida

	Subsidiary Name	Jurisdiction
40.	Interval International Holdings, LLC	Florida
41.	Interval International Holdings Mexico S.A. de C.V.	Mexico
42.	Intercambios Internacionales de Vacaciones SA de CV	Mexico
43.	Interval Servicios de Mexico S.A. de C.V.	Mexico
44.	TA Resort Servicing Mexico S.A. de C.V.	Mexico
45.	Interval International Argentina S.A.	Argentina
46.	Interval International de Colombia, S.A.S.	Colombia
47.	Interval International Eastern Canada Inc.	Canada
48.	Interval International Egypt Ltd	Egypt
49.	Interval International Brasil Servicos Ltda.	Brazil
50.	Interval International FZE	UAE
51.	Maui Timeshare Venture, LLC	Delaware
52.	HKB Beverage, L.L.C.	Delaware
53.	Maui Timeshare Loan Servicing, LLC	Delaware
54.	Sunset Harbor Development Partnership	Florida
55.	HTS-CHC (Sedona), LLC	Delaware
56.	Highlands Inn Investors II, L.P.	Delaware
57.	HVC-Highlands, L.L.C.	Delaware
58.	Highlands Inn Wastewater Treatment Plant Association, Inc.	California
59.	HTS-Wild Oak Ranch Beverage, LLC	Texas
60.	Westin St. John Hotel Company, Inc. (USVI)	USVI
61.	Westin Vacation Management Company (USVI)	USVI
62.	WVC St. John, Inc. (USVI)	USVI

	Subsidiary Name	Jurisdiction
63.	WSJ Intermediate Corp.	Delaware
64.	Fifth and Fifty-Fifth Holdings, Inc.	New York
65.	Scottsdale Residence Club Sales, Inc.	Arizona
66.	Points of Colorado, Inc.	Colorado
67.	Steamboat Resort Village LLC	Delaware
68.	Success Developments, L.L.C.	Arizona
69.	POC Intermediate Corp.	Delaware
70.	VDI Intermediate Corp.	Delaware
71.	St. Regis Colorado Management, Inc.	Colorado
72.	St. Regis Residence Club of Colorado, Inc.	Colorado
73.	Vistana Arizona Management, Inc.	Arizona
74.	Vistana California Management, Inc.	California
75.	Vistana Colorado Management, Inc.	Colorado
76.	SVO 2011-A VOI Mortgage Corp.	Delaware
77.	SVO 2011-A VOI Mortgage LLC	Delaware
78.	SVO 2012-A VOI Mortgage Corp.	Delaware
79.	SVO 2012-A VOI Mortgage LLC	Delaware
80.	VSE 2016-A VOI Mortgage, Inc.	Delaware
81.	VSE 2016-A VOI Mortgage LLC	Delaware
82.	VSE 2017-A VOI Mortgage, Inc.	Delaware
83.	VSE 2017-A VOI Mortgage LLC	Delaware
84.	VSE 2018-A VOI Mortgage, Inc.	Delaware
85.	VSE 2018-A VOI Mortgage, LLC	Delaware
86.	PSL Intermediate Corp.	Delaware

	Subsidiary Name	Jurisdiction
87.	Vistana Scottsdale Management, Inc.	Arizona
88.	VSE Arizona Development, Inc.	Arizona
89.	VSE Arizona Realty, Inc.	Arizona
90.	VSE California Sales, Inc.	California
91.	Vistana Scottsdale, Inc.	Arizona
92.	Vistana Scottsdale Development, Inc.	Arizona
93.	VSI Intermediate Corp.	Delaware
94.	MB Intermediate Corp.	Delaware
95.	SVOP Intermediate Corp.	Delaware
96.	VSE Residence Club Sales of New York, Inc.	New York
97.	VSE Residence Club Sales, Inc.	Colorado
98.	VSE Villas Arizona, Inc.	Arizona
99.	WAZ Intermediate Corp.	Delaware
100.	SVV Intermediate Corp.	Delaware
101.	RM Intermediate Corp.	Delaware
102.	VSE Cayman Holdings Limited	Cayman Islands
103.	VSE Bahamas Holdings, LLC	Delaware
104.	VSE International, Inc.	Florida
105.	Overseas Promotions, Inc.	Cayman Island
106.	Overseas Promotions Venezuela, S.A.	Venezuela
107.	Vistana Bahamas Sales and Marketing Limited	Bahamas
108.	Brendsland, S.A	Uruguay
109.	Vistana Bahamas Investments Limited	Bahamas

	Subsidiary Name	Jurisdiction
110.	Promociones Iternacionales Colombia, S.A.	Colombia
111.	Harborside at Atlantis Joint Venture Limited	Bahamas
112.	Harborside at Atlantis Development Limited	Bahamas
113.	Harborside at Atlantis Management Limited	Bahamas
114.	Vacation Portfolio Services Limited	Bahamas
115.	VSE UK Holdings Ltd.	England & Wales
116.	VSE International Holdco, LLC	Florida
117.	VSE Azteca Holdings, S. de R. L. de C.V.	Mexico
118.	VVO International Holdco, LLC	Florida
119.	Hoteles Cabos K22.5, S. de R. L. de C.V.	Mexico
120.	Hoteles Cancún K20, S. de R. L. de C.V.	Mexico
121.	Turistica Cancún, S. de R. L. de C.V.	Mexico
122.	Hoteles Vallarta 205, S. de R. L. de C.V.	Mexico
123.	Empresa de Servicios Cancun, S.A. de R. L. de C.V.	Mexico
124.	Empresa de Servicios K20 Cancun, S. de R. L. de C.V.	Mexico
125.	Empresa de Servicios Los Cabos, S.A. de C.V.	Mexico
126.	VSE Mexico Holding, S. de R. L. de C.V	Mexico
127.	Cancun Intermediate Corp.	Delaware
128.	Empresa de Servicios Vallarta 205, S. de R. L. de C.V.	Mexico
129.	Los Cabos Villa Management, S. de R. L. de C.V.	Mexico
130.	VSE Cancun Sales, S. de R. L. de C.V.	Mexico
131.	VSE Mexico PLC, S. de R. L. de C.V.	Mexico
132.	VSE Servicios de Mexico, S. de R. L. de C.V.	Mexico
133.	VSE Villas Los Cabos, S. de R. L. de C.V.	Mexico

Schedule 1.01C

Existing Hedge Banks

None.

Schedule 2.03(a)(i)

US Existing Letters of Credit

	Issuer	Principal Name	Beneficiary	Number	Amount	Effective Date	Expiration Date	Description
1.	Wells Fargo Bank	HVC-Highlands, LLC	Bureau of Real Estate, CA	IS0246688U	$323,109.15	10/01/14	10/01/18	Escrow Agent
2.	Wells Fargo Bank	ILG, LLC (f/k/a Interval Leisure Group, Inc.)	National Union Fire Ins Co of Pittsburgh, PA et all	IS0254587U	$397,482.00	10/29/14	10/01/18	LOC requirement for AIG Workers Comp program
3.	Wells Fargo Bank	ILG, LLC (f/k/a Interval Leisure Group, Inc.)	Liberty Mutual Insurance Company H.O. Financial	IS0498593U	$1,150,000.00	03/15/17	12/31/18	LOC requirement for Liberty Mutual Workers Comp program
4.	Wells Fargo Bank	Worldwide Vacation & Travel, Inc	Airline Reporting Corp	SC-102004U	$70,000.00	08/15/14	08/15/19	Travel Agency Guarantee Miami Office
5.	Wells Fargo Bank	ILG, LLC (f/k/a Interval Leisure Group, Inc.)	AIG Multibeneficiaries	IS-0419789U	$1,098,735.00	05/11/16	05/11/19	OCIP 2/Contract #615350-53 Escrow Balance
6.	Wells Fargo Bank	ILG, LLC (f/k/a Interval Leisure Group, Inc.)	AIG Multibeneficiaries	IS-0419690U	$1,002,607.00	05/11/16	05/11/19	OCIP 3/Contract #327175-78 Escrow Balance
7.	Wells Fargo Bank	Cerromar Development Partners	Carmen Fortier and PR Tourism Company	IS0246690U	$250,000.00	10/01/14	10/01/18	Escrow Agent

Schedule 2.03(a)(ii)

Multicurrency Existing Letters of Credit

	Issuer	Principal Name	Beneficiary	Number	Amount	Effective Date	Expiration Date	Description
1.	Wells Fargo Bank	Interval International GMBH	Joh. Berenberg Gossler and Co. Berenberg Bank	IS-000016843U	EUR 16,827.00	10/11/17	10/10/18	Rent guarantee covering lease agreement for German office

Schedule 5.06

Litigation

None, other than as previously disclosed in Target’s SEC filings.

Schedule 5.11

Subsidiaries and Other Equity Investments

Subsidiary	Jurisdiction of Organization	Owner of Subsidiary	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner		% of Total Issued Interests Pledged
ILG, LLC	Delaware	Volt Merger Sub, LLC	100%		100%
Interval Acquisition Corp.	Delaware	ILG, LLC	100%		100%
IIC Holdings, Incorporated	Delaware	Interval Acquisition Corp.	100%		100%
Resort Sales Services, Inc.	Delaware	IIC Holdings, Incorporated	100%		100%
Great Destinations, Inc.	Nevada	Resort Sales Services, Inc	50%		100%
		Andrew Gennuso	50%		N/A
Resort Management Finance Services, Inc.	Florida	IIC Holdings, Incorporated	100%		100%
Interval Holdings, Inc.	Delaware	IIC Holdings, Incorporated	100%		100%
		Worldex Corporation	100	% (preferred stock)	N/A
Interval International, Inc.	Florida	Interval Holdings, Inc.	100%		100%
Interval Resort & Financial Services, Inc.	Florida	Interval International, Inc.	100%		100%
XYZII, Inc.	Washington	Interval Resort & Financial Services, Inc.	100%		N/A
Meridian Financial Services, Inc.	North Carolina	Interval Resort & Financial Services, Inc.	100%		N/A
Worldwide Vacation & Travel, Inc.	Florida	Interval International, Inc.	100%		100%
Interval Software Services, LLC	Florida	Interval International, Inc.	100%		100%
Management Acquisition Holdings, LLC	Delaware	Interval International, Inc.	100%		100%
Trading Places International, Inc.	California	Management Acquisition Holdings, LLC	100%		N/A
ILG Management, LLC	Florida	Management Acquisition Holdings, LLC	100%		100%
Vacation Resorts International	California	Management Acquisition Holdings, LLC	100%		N/A
Aqua-Aston Holdings, Inc.	Delaware	Interval International, Inc.	99.5%		100%
		Minority Shareholder (subject to annual put)	Less than 0.5%		N/A
Aqua Hotels and Resorts, Inc.	Delaware	Aqua-Aston Holdings, Inc.	100%		100%
Aqua Hospitality LLC	Delaware	Aqua-Aston Holdings, Inc.	100%		100%
Aqua Hotels and Resorts Operator LLC	Delaware	Aqua Hotels and Resorts, Inc.	50%		100%
		Aqua Hospitality LLC	50%		100%
Diamond Head Management LLC	Hawaii	Aqua Hotels and Resorts Operator LLC	100%		100%
Hotel Management Services LLC	Hawaii	Aqua Hotels and Resorts Operator LLC	100%		100%
Aqua Hotels and Resorts, LLC	Hawaii	Aqua Hotels and Resorts Operator LLC	100%		100%
Kai Management Services LLC	Hawaii	Aqua Hotels and Resorts Operator LLC	100%		100%
Aqua Luana Operator LLC	Hawaii	Aqua Hospitality LLC	100%		100%
RQI Holdings, LLC	Hawaii	Aqua-Aston Holdings, Inc.	100%		100%
Aqua-Aston Hospitality, LLC	Hawaii	RQI Holdings, LLC	100%		100%
Aston Hotels & Resorts Florida, LLC	Florida	Aqua-Aston Hospitality, LLC	100%		100%

Subsidiary	Jurisdiction of Organization	Owner of Subsidiary	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner		% of Total Issued Interests Pledged
Aqua - Aston Hospitalidad, Limitada	Costa Rica	Aqua-Aston Hospitality, LLC	100%		65%
REP Holdings, Ltd.	Hawaii	Aqua-Aston Hospitality, LLC	100%		100%
Maui Condo and Home, LLC	Hawaii	Aqua-Aston Holdings, Inc.	100%		100%
Organización Interval International, C.A.	Venezuela	Interval International, Inc.	50%		65%
		Worldex Corporation	50%		N/A
ILG International Holdings, Inc.	Florida	Interval International, Inc.	100%		65%
ILG Shared Ownership, Inc.	Delaware	IIC Holdings, Incorporated	100%		100%
S.O.I Acquisition Corp.	Florida	ILG Shared Ownership, Inc.	100%		100%
HPC Developer, LLC	Delaware	S.O.I. Acquisition Corp.	100%		100%
HTS-Maui, L.L.C.	Delaware	S.O.I. Acquisition Corp.	100%		100%
Cerromar Development Partners GP, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
Cerromar Development Partners, L.P., S.E.	Delaware	Cerromar Development Partners GP, Inc.	1	% GP	100%
		CDP Investors, L.P.	99	% LP	100%
CDP Investors, L.P.	Delaware	CDP GP, Inc.	1	% GP	100%
		HTS-BC, L.L.C.	99	% LP	100%
CDP GP, Inc	Delaware	S.O.I. Acquisition Corp.	100%		100%
Vacation Ownership Lending GP, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
Vacation Ownership Lending, L.P.	Delaware	Vacation Ownership Lending GP, Inc.	1	% GP	100%
		VOL Investors, L.P.	99	% LP	100%
VOL GP, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
VOL Investors, L.P.	Delaware	HTS-Loan Servicing, Inc.	99	% LP	100%
		VOL GP, Inc.	1%		100%
HTS-BC, L.L.C.	Delaware	S.O.I. Acquisition Corp.	100%		100%
HV Global Group, Inc.	Delaware	HTS-BC, L.L.C.	100%		100%
HV Global Marketing Corporation	Florida	HV Global Group, Inc.	100%		100%
HTS-Loan Servicing, Inc.	Delaware	HV Global Group, Inc.	100%		100%
HVO Key West Holdings, LLC	Florida	HV Global Marketing Corporation	100%		100%
HTS-Beach House, Inc.	Delaware	HTS-BC, L.L.C	100%		100%
HTS-Beach House Partner, L.L.C	Delaware	HTS-Beach House, Inc.	100%		100%
Beach House Development Partnership	Florida	HTS-Beach House, Inc.	50	% GP	100%
		HTS-Beach House Partner, L.L.C	50	% LP	100%
HTS-Key West, Inc.	Delaware	HTS-BC, L.L.C	100%		100%
HTS-Sunset Harbor Partner, L.L.C	Delaware	HTS-Key West, Inc.	100%		100%
Sunset Harbor Development Partnership	Florida	HTS-Key West, Inc.	50	% GP	100%
		HTS-Sunset Harbor Partner, L.L.C.	50	% LP	100%
HTS-Main Street Station, Inc.	Delaware	HTS-BC, L.L.C	100%		100%
HTS-Ground Lake Tahoe, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%

Subsidiary	Jurisdiction of Organization	Owner of Subsidiary	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner		% of Total Issued Interests Pledged
HTS-Lake Tahoe, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
HV Global Management Corporation	Delaware	S.O.I. Acquisition Corp.	100%		100%
Grand Aspen Holdings, LLC	Delaware	S.O.I. Acquisition Corp.	100%		100%
Grand Aspen Lodging, LLC	Delaware	Grand Aspen Holdings, LLC	100%		100%
HTS-Coconut Point, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
Coconut Plantation Partner, Inc.	Florida	HTS-Coconut Point, Inc.	100%		100%
Pelican Landing Timeshare Ventures Limited Partnership	Delaware	HTS-Coconut Point, Inc.	49	% GP	100%
		Coconut Plantation Partner, Inc.	51	% LP	100%
HTS-Sedona, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
HTS-CHC (Sedona), LLC	Delaware	HTS-Sedona, Inc.	50%		100%
		Sedona CHC Investors LP (Third Party)	50%		N/A
HT-Highlands, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
Highlands Inn Investors II, L.P.	Delaware	HT-Highlands, Inc.	90	% GP	100%
		Highlands Inn Investors (Third Party)			N/A
HTS-KW, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
HTS-Windward Pointe Partner, L.L.C.	Delaware	HTS-KW, Inc.	100%		100%
Key Wester Limited	Florida	HTS-KW, Inc.	50	% GP	100%
		HTS-Windward Pointe Partner, L.L.C.	50	% LP	100%
Windward Pointe II, L.L.C.	Delaware	Key Wester Limited	100%		100%
HTS-San Antonio, L.L.C.	Delaware	S.O.I. Acquisition Corp.	100%		100%
HTS-San Antonio, Inc.	Delaware	S.O.I. Acquisition Corp.	100%		100%
HTS-San Antonio, L.P.	Delaware	HTS-San Antonio, L.L.C.	99	% LP	100%
		HTS-San Antonio, Inc.	1	% GP	100%
HTS-Wild Oak Ranch Beverage LLC	Texas	HTS-San Antonio, L.P.	100%		N/A
Vistana Signature Experiences, Inc.	Delaware	ILG Shared Ownership, Inc.	100%		100%
Vistana Signature Network, Inc.	Delaware	Vistana Signature Experiences, Inc.	100%		100%
FOH Holdings, LLC	Delaware	Vistana Signature Experiences, Inc.	100%		100%
FOH Hospitality, LLC	Delaware	FOH Holdings, LLC	100%		100%
Kauai Blue, Inc.	Delaware	Vistana Signature Experiences, Inc.	100%		100%
Westin St. John Hotel Company, Inc.	USVI	Vistana Signature Experiences, Inc.	100%		65%
Vistana Vacation Ownership, Inc.	Florida	Vistana Signature Experiences, Inc.	100%		100%
Data Marketing Associates East, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%		100%
Fifth and Fifty-Fifth Holdings, Inc.	New York	Vistana Vacation Ownership, Inc.	100%		N/A
Scottsdale Residence Club, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%		100%
Scottsdale Residence Club Sales, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%		N/A
Sheraton Flex Vacations, LLC	Florida	Vistana Vacation Ownership, Inc.	100%		100%

Subsidiary	Jurisdiction of Organization	Owner of Subsidiary	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner	% of Total Issued Interests Pledged
St. Regis New York Management, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
St. Regis Residence Club, New York Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Hawaii Vacation Title Services, Inc.	Hawaii	Vistana Vacation Ownership, Inc.	100%	100%
Points of Colorado, Inc.	Colorado	Vistana Vacation Ownership, Inc.	100%	N/A
VDI Intermediate Corp.	Delaware	Vistana Development, Inc.	100%	N/A
Vistana Development, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Vacation Title Services, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VCH Communications, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VCH Consulting, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VCH Systems, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Vistana Management, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Vistana MB Management, Inc.	South Carolina	Vistana Vacation Ownership, Inc.	100%	100%
Vistana Portfolio Services, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
St. Regis Colorado Management, Inc.	Colorado	Vistana Vacation Ownership, Inc.	100%	N/A
St. Regis Residence Club of Colorado, Inc.	Colorado	Vistana Vacation Ownership, Inc.	100%	N/A
Vistana Arizona Management, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%	N/A
Vistana California Management, Inc.	California	Vistana Vacation Ownership, Inc.	100%	N/A
Vistana Colorado Management, Inc.	Colorado	Vistana Vacation Ownership, Inc.	100%	N/A
Vistana Hawaii Management, Inc.	Hawaii	Vistana Vacation Ownership, Inc.	100%	100%
Vistana Acceptance Corp.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
SVO 2011-A VOI Mortgage Corp.	Delaware	Vistana Acceptance Corp.	100%	N/A
SVO 2012-A VOI Mortgage Corp.	Delaware	Vistana Acceptance Corp.	100%	N/A
VSE 2016-A VOI Mortgage, Inc.	Delaware	Vistana Acceptance Corp.	100%	N/A
VSE 2017-A VOI Mortgage, Inc.	Delaware	Vistana Acceptance Corp.	100%	N/A
VSE 2018-A VOI Mortgage, Inc.	Delaware	Vistana Acceptance Corp.	100%	N/A
Vistana PSL, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
PSL Intermediate Corp.	Delaware	Vistana PSL, Inc.	100%	N/A
Vistana Residential Management, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Vistana Vacation Realty, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VSE East, Inc	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Westin Sheraton Vacation Services, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Vistana Scottsdale Management, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%	N/A
Vistana Vacation Services Hawaii, Inc.	Hawaii	Vistana Vacation Ownership, Inc.	100%	100%
VSE Arizona Development, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%	N/A
VSE Arizona Realty, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%	N/A
VSE California Sales, Inc.	California	Vistana Vacation Ownership, Inc.	100%	N/A
Vistana Scottsdale, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%	N/A

Subsidiary	Jurisdiction of Organization	Owner of Subsidiary	Percentage of Outstanding Equity Interests Held, Directly or Indirectly, by the Owner	% of Total Issued Interests Pledged
VSE Myrtle Beach, LLC	South Carolina	Vistana Vacation Ownership, Inc.	100%	100%
MB Intermediate Corp.	Delaware	VSE Myrtle Beach, LLC	100%	N/A
VSE Pacific, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
SVOP Intermediate Corp.	Delaware	VSE Pacific, Inc.	100%	N/A
VSE Mexico Portfolio Services, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VSE Residence Club Sales of New York, Inc.	New York	Vistana Vacation Ownership, Inc.	100%	N/A
VSE Trademark, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VSE Residence Club Sales, Inc.	Colorado	Vistana Vacation Ownership, Inc.	100%	N/A
VSE Villas Arizona, Inc.	Arizona	Vistana Vacation Ownership, Inc.	100%	N/A
VSE West, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VSE Vistana Villages, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
SVV Intermediate Corp.	Delaware	VSE Vistana Villages, Inc.	100%	N/A
WVC Rancho Mirage, Inc.	Delaware	Vistana Vacation Ownership, Inc.	100%	100%
RM Intermediate Corp.	Delaware	WVC Rancho Mirage, Inc.	100%	N/A
VSE Cayman Holdings Limited	Cayman Islands	Vistana Vacation Ownership, Inc.	100%	65%
VSE Development, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Flex Collection, LLC	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VSE Bahamas Holdings, LLC	Delaware	Vistana Vacation Ownership, Inc.	100%	65%
VSE International, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	65%
VSE UK Holdings Ltd.	England & Wales	Vistana Signature Experiences, Inc.	100%	65%
Vistana Aventuras, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
Lagunamar Cancun Mexico, Inc.	Florida	Vistana Vacation Ownership, Inc.	100%	100%
VSE Mexico Holding, S. de R. L. de C.V	Mexico	Lagunamar Cancun Mexico, Inc.	99.7%	65%
		Vistana Vacation Ownership, Inc.	0.3%	65%
Cancun Intermediate Corp.	Delaware	Lagunamar Cancun Mexico, Inc.	100%	N/A

Schedule 7.01(b)

Existing Liens

JURISDICTION	DEBTOR	SECURED PARTY	TYPE OF UCC	DATE FILED	FILE NO.	DESCRIPTION
Florida - Department of State	INTERVAL INTERNATIONAL, INC. 6262 Sunset Drive Miami, FL 33143	IBM CREDIT LLC 1 North Castle Drive Armonk, NY 10504	UCC-1	01/29/15	201502998872	Equipment
Florida - Department of State	INTERVAL INTERNATIONAL, INC. 9995 North Kendall Drive Miami, FL 33176	North American Communications Resource, Inc. 3344 Hwy 149 Eagan, MN 55121	UCC-1	03/02/15	201503183627	Equipment
Florida - Department of State	INTERVAL INTERNATIONAL, INC. 9240 NW 12th Street Miami, FL 33172	Canon Financial Services, Inc. 158 Gaither Drive, Suite 200 Mt. Laurel, NJ 08054	UCC-1	04/08/15	201503430683	Equipment
Florida - Department of State	INTERVAL INTERNATIONAL, INC. 6262 Sunset Drive Miami, FL 33143	IBM Credit LLC One North Castle Drive Armonk, NY 10504	UCC-1	01/02/16	201506123102	Equipment

Schedule 7.02

Existing Investments

Schedule 5.11 is hereby incorporated by reference.

Description	as of August 31, 2018	Date
Loan by Resort Management Services, Inc. to Newdo Limited	$15,146,917	11/4/13

ILG Minority Investments:

Maui Timeshare Venture, L.L.C. – HTS-Maui, L.L.C. has 33% interest

Harborside at Atlantis Joint Venture Limited – Vistana Bahamas Investments Limited has 50% interest

American Pacific Hotels, LLC – Aqua Hotels & Resorts, LLC has 25% interest

Tanlin, LLC – Aqua Hotels & Resorts, LLC has 25% interest

Schedule 7.03(c)

Surviving Indebtedness

Schedules 2.03(a)(i), 2.03(a)(ii) and 7.01(b) are hereby incorporated by reference.

1.	Indenture, dated as of April 10, 2015, by and among Interval Acquisition Corp., the guarantors party thereto and HSBC Bank USA, National Association related to 5.625% Senior Notes due 2023.

2.

Supplemental Indenture, dated as of June 29, 2016, by and among Interval Acquisition Corp., the subsidiary guarantors party hereto, and HSBC Bank USA, National Association related to 5.625% Senior Notes due 2023.

3.	Amended and Restated Loan Sale Agreement, dated as of October 2, 2017, by and between GDVI, LLC, a Delaware limited liability company and Quorum Federal Credit Union.

Schedule 7.07

Transactions with Affiliates

1.	ILG and its subsidiaries have entered into customary separation agreements with former directors and officers.

2.	Loans from Resort Sales Services, Inc. to Great Destinations (a consolidated 50% owned subsidiary) to fund working capital in accordance with past practices.

3.

Amended and Restated Exchange Services Agreement between Interval International, Inc., and Marriott Ownership Resorts, Inc., with an effective date of January 1, 2014, as amended by that certain First Amendment to Amended and Restated Exchange Services Agreement dated September 11, 2014, as further amended by that certain Second Amendment to Amended and Restated Exchange Services Agreement dated December 31, 2014, and as further amended by that certain Third Amendment to Amended and Restated Exchange Services Agreement dated June 15, 2015, and as further amended by that certain Fourth Amendment to Amended and Restated Exchange Services Agreement dated October 28, 2016, and as further amended by that certain Fifth Amendment to Amended and Restated Exchange Services Agreement dated October 28, 2016.

4.

Resort Affiliation Agreement between Interval International, Inc. and Marriott Ownership Resorts, Inc., dated as of February 26, 2010, as amended by that certain Amendment to Resort Affiliation Agreement, dated January 1, 2014, as further amended by that certain Second Amendment to Resort Affiliation Agreement, dated December 31, 2014, as further amended by that certain Third Amendment to Resort Affiliation Agreement, dated June 15, 2015.

5.	Sales and Marketing Agreement, dated November 9, 2012, between HV Global Marketing Corporation, HV Global Group, Inc. and Maui Timeshare Venture LLC.

6.	Timeshare Consulting, Technical, and Administrative Services Agreement, dated November 9, 2012, between HV Global Group, Inc. and Maui Timeshare Venture LLC.

7.	Developer Property Management Agreement, dated November 9, 2012, between HV Global Management Corporation and Maui Timeshare Venture LLC.

8.	Loan Servicing Agreement, dated November 9, 2012, between HTS-Loan Servicing, Inc. and Maui Timeshare Venture LLC.

9.	Servicing Agreement, dated August 9, 2017, between ZB, N.A. (dba National Bank of Arizona), HTS-Loan Servicing, Inc. and Maui Timeshare Venture LLC.

10.

Remarketing Agreement, dated August 9, 2017, between ZB, N.A. (dba National Bank of Arizona), HTS-Loan Servicing, Inc., Maui Timeshare Venture LLC, and HV Global Marketing Corporation and Maui Timeshare Venture LLC.

11.	Shared Services Agreement, dated November 4, 2013 between VRI Europe Limited, and CLC Resort Management.

12.	Co-operation Agreement dated November 4, 2013 between VRI Europe Limited, CLC Resort Management Limited, VRI Management España S.L. and VRI Management Canarias S.L.

13.	ICT Services Agreement, dated November 4, 2013 between VRI Europe Limited, and European Resorts & Hotels, S.L.

14.	Shareholders’ Deed, dated November 4, 2013 among Interval Leisure Group Management Limited, CLC Resort Management Limited and VRI Europe Limited.

15.	Pre-emption Deed, dated November 4, 2013, among ILG Lux Finance S.a. r.l., and specified affiliates of CLC Holdings Limited.

16.	Shareholders’ Deed, dated November 4, 2013, among CLC Resort Developments Limited, ILG Lux Finance S.a r.l. and FMRH Limited.

17.	Agreement for Resort Management Services relating to Santa Cruz, dated November 4, 2013, between Remisol S.A. and VRI Management España S.L.

18.	Agreement for Resort Management Services relating to Monterey Royale, dated November 4, 2013, between Mantenerife S.L. and VRI Management Canarias S.L.

19.	Loan Agreement among Resort Management Finance Services, Inc., Newdo Limited, Tenerife Owning, S.L., Duchally House Leisure Limited and Remisol S.A. and related security agreements.

20.	Master Affiliation Agreement, dated October 25, 2012, as amended, between Interval International, Inc. and CLC Resort Developments Limited.

21.	Master Services Agreement, dated October 25, 2012, as amended, between Interval International, Inc. and CLC Resort Developments Limited.

22.	Owner Services Agreement, dated October 25, 2012, as amended, between Interval Resort Financial Services, Inc. and CLC Resort Developments Limited.

23.	Marketing arrangements and other mixed-use property operations with Host re: Westin Kierland, Westin Mission Hills and Westin Riverfront.